Exhibit 99.1

Press Release

CONTACT:

Jon Kathol

Vice President, Investor Relations

Tel:813-544-8515

investorrelations@primobrands.com

Primo Brands Corporation Announces Amendment of Exchange Offers for Outstanding Senior Notes

TAMPA, Fla. and STAMFORD, Conn. – February 21, 2025 – Primo Brands Corporation (NYSE: PRMB) (“Primo Brands” or the “Company”) announced today amendments to its previously announced separate private offers to exchange (collectively, the “Offers”) the three series of outstanding senior notes issued by either Primo Water Holdings Inc., an indirect, wholly owned subsidiary of Primo Brands (the “Primo Issuer”), or Triton Water Holdings, Inc., an indirect, wholly owned subsidiary of Primo Brands (the “BlueTriton Issuer” and, together with the Primo Issuer, the “Issuers”), for three new series of senior notes, to be co-issued by the Issuers, and cash. The Offers consist of the following: an offer to exchange any and all of the €450,000,000 in aggregate principal amount of previously outstanding 3.875% Senior Notes due 2028 (the “Existing Primo 2028 Notes”) issued by the Primo Issuer for a combination of new 3.875% Senior Secured Notes due 2028 (the “New Secured Euro Notes”), to be co-issued by the Issuers, and cash; an offer to exchange any and all of the $750,000,000 in aggregate principal amount of previously outstanding 4.375% Senior Notes due 2029 (the “Existing Primo 2029 Notes” and, together with the Existing Primo 2028 Notes, the “Existing Primo Notes”) issued by the Primo Issuer for a combination of new 4.375% Senior Secured Notes due 2029 (the “New Secured Dollar Notes” and, together with the New Secured Euro Notes, the “New Secured Notes”), to be co-issued by the Issuers, and cash; and an offer to exchange any and all of the $713,023,000 in aggregate principal amount of previously outstanding 6.250% Senior Notes due 2029 (the “Existing BlueTriton Notes” and, together with the Existing Primo Notes, the “Existing Notes”) issued by the BlueTriton Issuer for a combination of new 6.250% Senior Notes due 2029 (the “New Unsecured Notes” and, together with the New Secured Notes, the “New Notes”), to be co-issued by the Issuers, and cash. The Offers are being conducted upon the terms and subject to the conditions set forth in a confidential offering memorandum and consent solicitation statement, dated January 27, 2025 (the “Offering Memorandum”).

The Issuers have amended the Exchange Consideration (as defined below) to which Eligible Holders (as defined herein) are entitled who validly tender their Existing Notes after 5:00 p.m., New York City time, on February 7, 2025 (the “Early Tender Date”), and prior to 5:00 p.m., New York City time, on February 25, 2025 (as otherwise extended by the Issuers, the “Expiration Date”).

The amended consideration now offered (i) per €1,000 in aggregate principal amount of Existing Primo 2028 Notes tendered, (ii) per $1,000 in aggregate principal amount of Existing Primo 2029 Notes tendered, and (iii) per $1,000 in aggregate principal amount of Existing BlueTriton Notes tendered, in each case, after the Early Tender Date and prior to the Expiration Date (such tendered Existing Notes, the “Late Tender Notes”) is summarized below.

Title of Existing Notes to be Tendered	CUSIP Numbers / Common Codes / ISINs	Aggregate Principal Amount Outstanding	Title of New Notes Offered	Exchange Consideration
3.875% Senior Notes due 2028	Common Codes Rule 144A: 224180543 Reg S: 224180446 ISINs Rule 144A: XS2241805436 Reg S: XS2241804462	€10,763,000	3.875% Senior Secured Notes due 2028	€1,000 in aggregate principal amount of New Secured Euro Notes

4.375% Senior Notes due 2029	CUSIPs Rule 144A: 74168LAA4 Reg S: U74188AB6	$3,669,000	4.375% Senior Secured Notes due 2029	$1,000 in aggregate principal amount of New Secured Dollar Notes

6.250% Senior Notes due 2029	CUSIPs Rule 144A: 89680E AA7 Reg S: U8968L AA1	$13,951,000	6.250% Senior Notes due 2029	$1,000 in aggregate principal amount of New Unsecured Notes

Eligible Holders of Late Tender Notes will now be eligible to receive (i) for each €1,000 in aggregate principal amount of Existing Primo 2028 Notes validly tendered for exchange, €1,000 in aggregate principal amount of New Secured Euro Notes, (ii) for each $1,000 in aggregate principal amount of Existing Primo 2029 Notes validly tendered for exchange, $1,000 in aggregate principal amount of New Secured Dollar Notes, and (iii) for each $1,000 in aggregate principal amount of Existing BlueTriton Notes validly tendered for exchange, $1,000 in aggregate principal amount of New Unsecured Notes (with respect to each series of Existing Notes, as applicable, the “Exchange Consideration”).

The right of a holder of tendered Existing Notes to withdraw all or a portion of such holder’s tendered Existing Notes from the Offers expired as of 5:00 p.m., New York City time, on February 7, 2025. The Issuers are not extending the Expiration Date in connection with the amendments referenced herein. The Issuers will accept for exchange all Late Tender Notes promptly after the Expiration Date, which is currently expected to occur on February 28, 2025, the third business day immediately following the Expiration Date (as otherwise extended, the “Final Settlement Date”).

In addition to the Exchange Consideration, the Issuers will pay in cash all of the accrued and unpaid interest on the Late Tender Notes accepted in the Offers from the applicable latest interest payment date for such series of Existing Notes to, but not including, the Final Settlement Date. Eligible Holders who receive New Notes in exchange for Late Tender Notes on the Final Settlement Date will receive New Notes that will have an embedded entitlement to pre-issuance interest for the period from, and including, February 12, 2025, the early settlement date of the Offers, to, but not including, the Final Settlement Date. As a result, the cash payable for accrued and unpaid interest on the Late Tender Notes exchanged on the Final Settlement Date will be reduced by the amount of pre-issuance interest on the New Notes exchanged therefor.

The Issuers reserve the right to amend the terms of the Offers, either as a whole or with respect to one or more series of the Existing Notes, without otherwise reinstating withdrawal rights, subject to applicable law. The Offers are subject to the satisfaction or waiver of certain conditions set forth in the Offering Memorandum. The Issuers reserve the right, subject to applicable law, to extend, amend, terminate, or withdraw the Offers at any time.

The Offers and related solicitation of consents (the “Consent Solicitations”) from Eligible Holders are being made, and the New Notes are being offered and issued, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and are also not being registered under any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Offers and Consent Solicitations will only be made, and the New Notes are only being offered and issued, to holders of Existing Notes who are (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, (b) institutional accredited investors, as defined in SEC Rule 501(a)(1), (2), (3) or (7), or (c) not “U.S. persons,” as defined in Rule 902 of Regulation S under the Securities Act (such holders, the “Eligible Holders”), and only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review this Offering Memorandum or to participate in the Offers and Consent Solicitations. The eligibility certification is available electronically at: https://gbsc-usa.com/eligibility/primo-triton.

None of the Company, the dealer managers and solicitation agents for the Offers and Consent Solicitations, the Exchange Agent, the Information Agent, any trustee or collateral agent for any series of Existing Notes or New Notes, or any affiliate of any of them makes any recommendation as to whether any Eligible Holder of Existing Notes should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Offers. No one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision whether to tender Existing Notes in the Offers and, if so, the amount of such Existing Notes to tender.

Only Eligible Holders may receive a copy of the Offering Memorandum and participate in the Offers and Consent Solicitations. The Issuers have engaged Global Bondholder Services Corporation to act as Exchange Agent and Information Agent for the Offers. Questions concerning the Offers or the Consent Solicitations, or requests for additional copies of the Offering Memorandum or other related documents, may be directed to Corporate Actions by telephone at (855) 654-2015 (U.S. toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. Eligible Holders should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Exchange Offer and the Consent Solicitation.

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

About Primo Brands Corporation

Primo Brands is a leading North American branded beverage company with a focus on healthy hydration, delivering responsibly and domestically sourced diversified offerings across products, formats, channels, price points, and consumer occasions, distributed in every state and Canada.

Primo Brands has an extensive portfolio of highly recognizable, responsibly sourced, and conveniently packaged branded beverages distributed across more than 200,000 retail outlets, including established billion-dollar brands, Poland Spring® and Pure Life®, premium brands like Saratoga® and Mountain Valley®, regional leaders such as Arrowhead®,Deer Park®, Ice Mountain®, Ozarka®, and Zephyrhills®, purified brands including Primo Water® and Sparkletts®, and flavored and enhanced brands like Splash® and AC+ION®. These brands are sold directly across retail channels, including mass food, convenience, natural, drug, wholesale, distributors, and home improvement, as well as food service accounts in North America.

Primo Brands also has extensive direct-to-consumer offerings with its industry-leading line-up of innovative water dispensers, which create consumer connectivity through recurring water purchases across its Water Direct, Water Exchange and Water Refill businesses. Through its Water Direct business, Primo Brands delivers hydration solutions direct to home and business consumers. Through its Water Exchange business, consumers can visit approximately 26,500 retail locations and purchase a pre-filled, multi-use bottle of water that can be exchanged after use for a discount on the next purchase. Through its Water Refill business, consumers have the option to refill empty multi-use bottles at approximately 23,500 self-service refill stations. Primo Brands also offers water filtration units for home and business consumers across North America.

Primo Brands is a leader in reusable and circular packaging, helping to reduce waste through its reusable, multi-serve bottles and innovative brand packaging portfolio, made from recycled plastic, aluminum, and glass. Primo Brands responsibly sources from numerous springs and manages water resources for long-term sustainability, helping to protect more than 28,000 acres of watershed and wetlands area owned by the Company for preservation and to promote continued consumer access clean, safe drinking water. The Company is proud to partner with the International Bottled Water Association (“IBWA”) in North America, which supports strict adherence to safety, quality, sanitation, and regulatory standards for the benefit of consumer protection. Primo Brands believes in fostering a respectful culture that values its associates and key stakeholders, and is deeply invested in quality hydration, its communities, and the sustainability of its packaging and water sources for generations to come. Primo Brands will continue Primo Water’s and BlueTriton’s strong support for American communities during natural disasters, in dealing with local and regional hydration quality issues, and in connection with many other local community challenges.

Primo Brands employs more than 13,000 associates with dual headquarters in Tampa, Florida, and Stamford, Connecticut, and has more than 70 production facilities and more than 240 depots for efficient delivery to customers and consumers across North America.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve inherent risks and uncertainties, and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. In some cases, forward-looking statements may be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,”

“plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. They also include statements regarding the Company’s intentions, beliefs, or current expectations concerning, among other things, the Offers and Consent Solicitations, the Final Settlement Date, and other information that is not historical information. These statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements.

Although management believes that it has a reasonable basis for each forward-looking statement contained in this press release, you are cautioned that these statements are based on a combination of facts and factors currently known by the Company and its expectations of the future, about which it cannot be certain. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: risks related to the New Notes; the ability of the Company to consummate the Offers and Consent Solicitations in a timely manner or at all; the Company’s ability to compete successfully in the markets in which it operates; fluctuations in commodity prices and the Company’s ability to pass on increased costs to its customers or hedge against such rising costs, and the impact of those increased prices on the Company’s volumes; the Company’s ability to maintain favorable arrangements and relationships with its suppliers; the Company’s ability to manage supply chain disruptions and cost increases related to inflation; the Company’s ability to manage its operations successfully; adverse changes in general economic conditions, including inflation and interest rates; any disruption to production at the Company’s manufacturing facilities; the Company’s ability to maintain access to its water sources; the impact of climate change on the Company’s business; the Company’s ability to protect its intellectual property; the seasonal nature of the Company’s business and the effect of adverse weather conditions; the impact of national, regional, and global events, including those of a political, economic, business, and competitive nature, such as the Russia/Ukraine war or the Israel/Hamas conflict; the impact of a pandemic, such as COVID-19, related government actions, and the Company’s strategy in response thereto on its business; difficulties with integrating the businesses of Primo Water Corporation (“Primo Water”) and Triton Water Parent, Inc. (“BlueTriton”) and in realizing the expected benefits of such combination of such businesses (the “Business Combination”); the unfavorable outcome of legal proceedings that may be instituted against the parties to the Business Combination in connection with such transaction; the inability to capture all or part of the expected benefits of the strategic opportunities the Company pursues, including those related to the Business Combination, potential synergies related thereto, and the ability to integrate Primo Water’s business and BlueTriton’s business successfully in the expected timeframe; potential liabilities that the Company may inherit and that are not known, probable, or estimable at this time; the inability to retain Primo Water or BlueTriton management, associates, or key personnel; the impact of future domestic and international industry trends on the Company and its future growth, business strategy, and objectives for future operations; the impact of the significant amount of the Company’s consolidated indebtedness, which could decrease business flexibility; the inability to refinance or restructure existing indebtedness obligations on favorable terms, or at all; the Company’s ability to meet its obligations under its debt agreements, and risks of further increases to the Company’s indebtedness; the Company’s ability to maintain compliance with the covenants and conditions under its debt agreements; impacts to the value of the collateral assets securing the Company’s indebtedness; fluctuations in interest rates, which could increase the Company’s borrowing costs; the possibility that claims, assessments, or liabilities were not discovered or identified in the course of performing due diligence investigations of the two businesses of Primo Water and BlueTriton; litigation and regulatory risks; and other factors discussed in more detail in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on December 17, 2024.

As a result of these factors, the Company cannot assure you that the forward-looking statements in this press release will prove to be accurate. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete discussion of all potential risks or uncertainties that may substantially impact the Company’s business. Moreover, Primo Brands operates in a competitive and rapidly changing environment. New factors emerge from time to time and it is not possible to predict the impact of all of these factors on the Company’s business, financial condition, or results of operations.

Furthermore, if any forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Primo Brands or any other person that the Company will achieve its objectives, plans, or cost savings in any specified time frame or at all. In addition, even if its results of operations, financial condition, and liquidity, and the development of the industry in which the Company operates, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Source

Primo Brands Corporation